                                                                  EXHIBIT 99.1

                                   AGREEMENT

        THIS AGREEMENT ("Agreement") is made and entered into as of March 25, 1995 by and among XXsys Technologies, Inc., a California corporation ("XXsys"), Composit Retrofit Corporation, a California corporation ("CRC"), Gloria Ma ("Ma"), Paul W. Pendorf ("Pendorf"), William A. Timmerman ("Timmerman") and Steven Georgiev ("Georgiev") (collectively, XXsys, CRC and Ma shall hereinafter be referenced as the "XXsys Parties") (collectively, Pendorf and Timmerman shall hereinafter be referenced as the "Exiting Parties").

RECITALS:

        WHEREAS, Ma is Chairman of the Board Directors of XXsys, as well as President of CRC, a wholly owned subsidiary of XXsys;

        WHEREAS, Pendorf is President and Chief Executive Officer of XXsys and a member of XXsys' Board of Directors;

        WHEREAS, Timmerman is Chief Financial Officer and Secretary of XXsys;

        WHEREAS, Georgiev is a member of XXsys' Board of Directors and Chief Executive Officer of Palomar Medical Technologies, Inc. ("Palomar");

        WHEREAS, potentially irreconcilable differences have arisen between the XXsys Parties and the Exiting Parties as to the future direction of XXsys and as a result thereof the Exiting Parties desire to separate from XXsys and XXsys desires to facilitate their departure; and

        WHEREAS, the XXsys Parties and Exiting Parties desire to implement the exit arrangements for the Exiting Parties in accordance with the terms of this Agreement;


AGREEMENT:

        NOW, THEREFORE, IN CONSIDERATION of the promises and mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

        1. The parties hereto agree that this Agreement supersedes in its entirety any and all prior agreements relating to the subject matter hereof.

        2. Pendorf hereby resigns effective as of March 25, 1995 as an employee, officer and director of XXsys. The parties agree to do the following:

(a) Upon execution of this Agreement (or as soon thereafter as the necessary legal documents may be drafted and executed). Pendorf shall deposit in escrow with Charles D. Christopher all of his original XXsys stock certificates (consisting of 126,000 shares), together with documents transferring ownership of said shares to Ma, and Ma shall deposit in escrow with Charles D. Christopher the original $125,000 promissory note dated December 11, 1990, held by Ma and the deed of trust on Pendorf's house in Virginia which secures said promissory note, together with documents transferring ownership of said note and reconveying said deed of trust to Pendorf. A true and correct copy of the documents to be escrowed are attached hereto as EXHIBIT A. Ma and Pendorf shall take any and all reasonable steps necessary to immediately implement the above-described escrow.

        During the period commencing on the date hereof and ending on the one year anniversary of the date hereof (the ""Option Period''), Ma shall have and is hereby granted the option to require the transfer to Ma of all or part of Pendorf's XXsys stock (consisting of 126,000 shares) in exchange for transfer to Pendorf of the original $125,000 promissory note and reconveyance to Pendorf of the deed of trust securing said note. To exercise her option, Ma must notify Charles D. Christopher and Pendorf in writing, prior to expiration of the Option Period, that she is exercising the option. Upon such exchange and transfer, the original $125,000 promissory note shall be immediately canceled and of no further force or effect.

        In the event that at any time during the Option Period, XXsys has failed (as defined below) due to events unrelated to Pendorf's direct or indirect activities (as defined below), and Ma does not prior to the expiration of the Option Period exercise her option as set forth above, Pendorf's stock shall, immediately after the expiration of the Option Period, be exchanged for the original $125,000 promissory note and reconveyance of the deed of trust. Upon such exchange and transfer, the original $125,000 promissory note shall be canceled and of no further force or effect.

        Finally, in the event that (i) at any time during the Option Period, XXsys has failed due to events related to Pendorf's direct or indirect activities or (ii) XXsys has not failed during the Option

          Period and Ma has not exercised her option prior to expiration of the Option Period, then all documents escrowed with Charles D. Christopher shall be returned to the party who placed them in escrow.

          The parties hereby agree that the due date of the original $125,000 Promissory Note is hereby extended, and that the original $125,000 Promissory Note shall not be due and payable, until May 1, 1996.

          "Failure" is defined to mean (i) an average daily NASDAQ closing price of XXsys stock during the ten trading days immediately prior to the expiration of the Option Period of $.50 or less per share as adjusted for any stock splits and the like, (ii) an assignment of XXsys for the benefit of its creditors or the voluntary or involuntary filing of a petition in bankruptcy or the adjudication of XXsys as bankrupt or insolvent, (iii) the cessation or other substantial termination of XXsys' business as presently operated, or (iv) the sale of all or substantially all of the assets of XXsys. "Pendorf's direct or indirect activities" means Pendorf's direct or indirect activities, excluding activities occurring prior to the date hereof or which are contemplated by this Agreement (such as Pendorf executing this Agreement, Pendorf leaving his position at XXsys, Pendorf pursuing the acquisitions referenced in paragraph 4, etc.).

          To effect exchange of the escrowed documents in the event that XXsys fails, Pendorf must notify Charles D. Christopher and Ma in writing, prior to expiration of the one year period, that he is requesting said exchange and that XXsys has failed due to events unrelated to Pendorf's direct or indirect activities. If Pendorf gives written notice as specified above, Charles D. Christopher shall act in accordance with said written notice unless, within 14 days, he receives an objection to so acting from Ma.

          Upon receipt of a timely objection, Charles D. Christopher shall continue to hold the escrowed documents in trust until such time as Ma and Pendorf agree on the disposition of the documents, or their dispute is resolved through binding AAA arbitration. Said AAA arbitration shall be conducted expeditiously upon demand as follows:
          (1) there shall be no right to discovery or to appeal; (2) if the parties cannot agree on an approved AAA arbitrator, the AAA shall chose one for them by any means the AAA deems fair and impartial; and (3) the prevailing party shall be entitled to an award of attorney's fees and costs.

        (b) In order to assure the XXsys Parties that Pendorf will not do anything to negatively impact XXsys stock price, Pendorf hereby agrees not to compete with XXsys' business for two years from the date of this Agreement.

        (c) XXsys hereby agrees to pay to Pendorf his outstanding expenses (which shall be deemed to total $980), deferred salary (which shall be deemed to total $98,231.94 including accrued vacation pay), and severance pay (which shall be deemed to total $63,000); such amounts shall be immediately due and payable provided that XXsys shall, at its option, be entitled to pay such amounts to Pendorf in consecutive monthly payments at the rate of $10,000 per month, with the first such payment due one month after the date hereof.

        (d) XXsys will provide Pendorf and Timmerman with medical and dental insurance as long as it is possible under its current group coverage plan, not to exceed 18 months, provided Pendorf and Timmerman will pay on a current basis XXsys for all associated costs and expenses relating to their own coverage. Should Pendorf or Timmerman fail to pay XXsys for costs and expenses of the medical and/or dental policies, XXsys will be free to terminate the policy for which payment has not been made if, after 10 days' written notice, Pendorf or Timmerman fails to pay XXsys for said costs and expenses. In addition, XXsys agrees to assign and transfer to Pendorf all of its right, title and interest in the "key man" life insurance policy which it holds on Pendorf's life, subject to the policy requirements and conditions concerning such transfer and the payment and assumption by Pendorf of all premiums and obligations from and after the date of transfer (Pendorf will also reimburse XXsys for any prepaid premium).

      3. Timmerman hereby resigns effective as of March 25, 1995 as an employee and officer of XXsys. XXsys shall pay to Timmerman two month's severance (consisting of a total of $15,000) and deferred salary and vacation pay consisting of 15 days' pay totalling $3,698.63). Payment to Timmerman of the above amounts shall be made by XXsys in payments on a semi-monthly basis of $3,461.54 (less standard payroll deductions) commencing on April 1,

1, 1995, and continuing until Timmerman is owned less than $3,461.54, at which time XXsys shall pay the remainder owed to Timmerman on the next regularly scheduled semi-monthly payment date.

        4. XXsys (including without limitation CRC) hereby assigns to Pendorf, Timmerman and Georgiev the corporate opportunity to pursue the Acquisition One Candidate and/or Acquisition Two Candidate acquisitions for their own accounts. If Pendorf, Timmerman and Georgiev (or any entity or group controlled by Pendorf, Timmerman, Georgiev or any one or more of them, acquire the Acquisition One Candidate and/or the Acquisition Two Candidate (an "Acquisition"), they shall be obligated to pay XXsys $100,000 upon closing of the first such acquisition and, if they acquire both Acquisition One and Acquisition Two Candidates, they shall be obligated to pay XXsys an additional $50,000 upon closing of the second acquisition. Upon the closing of such acquisitions, all sums of money owing by XXsys to Pendorf but not yet due or payable under this Agreement shall be extinguished, except for the Acquisition Three Candidate Payment (as defined below). In the event that Pendorf, Timmerman, Georgiev or any one or more of them, receive a finders fee, consulting fee or other fee or compensation in connection with any acquisition of Acquisition One Candidate and/or Acquisition Two Candidate (other than an Acquisition), they shall pay XXsys an amount equal to one-third of such fee, not to exceed $150,000.

           XXsys will allow Pendorf access to the Acquisition Three Candidate due diligence package should he find an interested third party to sell Acquisition Three Candidate to. Should Pendorf be the procuring cause of such a buyer for this package, XXsys will pay Pendorf one-third of the proceeds received by XXsys from said sale of the package, not to exceed $100,000 (the "Acquisition Three Candidate Payment").

        5. Georegiev hereby agrees to cause Palomar to grant an irrevocable option to Ma, or her designee, in the form attached hereto as EXHIBIT B, which shall consist of the right to purchase from Palomar its 175,000 shares of XXsys common stock for $137,500 and which shall expire six months from the date Palomar notifies XXsys that it has granted the option. To exercise the option, Ma must notify Palomar in writing of her intent to do so and tender to Palomar a certified check for $137,500, all before expiration of the option.

        6. Georgiev hereby grants an irrevocable option to Ma, or her designee, which consists of the right to purchase his 100,000 shares of XXsys common stock for $50,000 and which shall expire six months from the date of this Agreement. To exercise the option, Ma must notify Georgiev in writing of her intent to do so and tender to Georgiev a certified check for $50,000, all before expiration of the option.

        7. XXsys agrees to register such the shares referenced in paragraphs 5 and 6 above in its current S-3 registration filing.

        8. The parties agree to issuance of a press release and an 8-K filing regarding the disengagement of the Exiting Parties, and agree to follow the fair and accurate disclosure rule required by the SEC. The agreed upon press release and 8-K filing are attached hereto as EXHIBITS C and D, respectively.

        9. The parties agree not to engage in any activities that would negatively impact the stock price. In their contact with the outside world, the parties agree to be supportive of the others' business objectives and to refrain from disparaging the others in any way shape or form.

        10      The parties (and each of them) warrant and represent that they are fully entitled and duly authorized to enter this Agreement.

        11. This Agreement (including the Exhibits attached hereto) contains the entire agreement between the parties and constitutes the complete, final and exclusive embodiment of their agreement with respect to the subject matter hereof, and may only be modified by a writing signed by all affected parties. The terms of this Agreement are contractual and not a mere recital. This Agreement is executed without reliance upon any promise, warranty or representation by any party or any representative of any party other than those expressly contained herein, and each party has carefully read this Agreement, has been advised of its meaning and consequences by its respective attorney, and signs the same of his, her or its own free will.

        12. This Agreement shall bind the heirs, personal representatives, successors and assigns of each party, and inure to the benefit of each party, it agents, directors, officers, employees, servants, successors, assigns, parent and subsidiary corporations and affiliates.

        13. Except as otherwise expressly provided herein, each party to this Agreement will bear its own costs, expenses, and attorneys' fees, whether taxable or otherwise, incurred in or arising out of or in any way related to the matters described herein, including without limitation costs, expenses, and attorneys' fees.

        14. Each party to this Agreement agrees to take all such further action and execute all such further documents as may be necessary or appropriate in order to effectuate the provisions of this Agreement.

        15. Time is of the essence with regard to all payments, notices and other items of performance under this Agreement (including Exhibits attached hereto). The XXsys Parties' (or any of them) failure to pay timely any of the amounts due under this Agreement on the date the same becomes due and payable shall constitute a default under this Agreement, as shall any voluntary or involuntary bankruptcy filing by or against XXsys, the inability of XXsys to meet its obligations as they come due, any acquisition of or merger with XXsys, or the sale, assignment or transfer of more than 20% of XXsys' assets in any six month period. Upon the occurrence of a default hereunder, all amounts owing hereunder shall, at the option of the Existing Parties (and each of them), be immediately due and payable, pursuant to this Agreement and/or applicable law.

        16. Delivery of documents, payments, and notices under this Agreement shall be made via certified mail return receipt requested, postage pre-paid as follows, unless otherwise specified in writing:

                If to Pendorf -         Mr. Paul Pendorf
                                        5875 Friars Road, #4207
                                        San Diego, California 92110

                If to Timmerman -       Mr. William A. Timmerman
                                        5632 Soledad Mountain Road
                                        La Jolla, California 92037

                If to Georgiev -        Mr. Stephen Georgiev
                                        c/o Palomar Medical
                                        Technologies, Inc
                                        66 Cherry Hill Drive
                                        Beverly, Massachusetts 01915

                If to Ma -              XXsys Technologies, Inc.
                                        4619 Viewridge Avenue
                                        San Diego, California 92123

                If to XXsys -           XXsys Technologies, Inc.
                                        4619 Viewridge Avenue
                                        San Diego, California 92123

                If to CRC -             XXsys Technologies, Inc.
                                        4619 Viewridge Avenue
                                        San Diego, California 92123

                If to Christopher -     Charles D. Christopher, Esq.
                                        600 B Street, Suite 2250
                                        San Diego, California 92101

        17. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of California as applied to contracts made and to be performed entirely within California; it shall be interpreted and construed neutrally in accordance with the plain meaning of the language contained herein and shall not be presumptively construed against the drafters.

        18. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have duly authorized and caused this Agreement to be executed on the dates set forth below.

                                        XXSYS TECHNOLOGIES, INC.

Dated: April 10, 1995                   By: /s/ Gloria Ma
       --------                             -------------------------
                                        Name: GLORIA MA
                                              -----------------------
                                        Title: Chairman/CEO
                                               ----------------------

                                        COMPOSIT RETROFIT CORPORATION

Dated: April 10, 1995                   By: /s/ Gloria Ma
       --------                             -------------------------
                                        Name: GLORIA MA
                                              -----------------------
                                        Title: Chairman/CEO
                                               ----------------------

Dated: April 10, 1995                   /s/ Gloria Ma
       --------                         -----------------------------
                                        GLORIA MA

Dated: April 10, 1995                   /s/ Paul W. Pendorf
       --------                         -----------------------------
                                        PAUL W. PENDORF

Dated: April 10, 1995                   /s/ William A. Timmerman
       --------                         -----------------------------
                                        WILLIAM A. TIMMERMAN

Dated: April 10, 1995                   /s/ Steven Georgiev
       --------                         -----------------------------
                                        STEVEN GEORGIEV

Approved by directors:

/s/ Gloria Ma
- --------------------------
Gloria Ma

/s/ William Dale
- --------------------------
William Dale

/s/ Steve Georgiev
- --------------------------
Steve Georgiev

                   CONFIDENTIAL KEY TO ACQUISITION CANDIDATES


Acquisition One Candidate = Lunn Industries, Inc.

Acquisition Two Candidate = SP Systems, Inc.

Acquisition Three Candidate = ICI Fiberite

March 25, 1995

TO:  The Board of Directors of XXsys Technologies, Inc.

Ladies and Gentlemen:

I hereby resign effective today as an officer, director and employee of XXsys Technologies, Inc. ("XXsys"). This resignation covers all positions I hold with XXsys.

Very truly yours,


/s/ PAUL W. PENDORF
- ----------------------------
    Paul W. Pendorf

April 10, 1995




Gloria Ma
XXsys Technologies, Inc.
4619 Viewridge Avenue
San Diego, CA 92123


Dear Dr. Ma:

I am executing and delivering to you a counterpart of that certain Agreement dated as of March 25, 1995 among XXsys Technologies, Inc., Composit Retrofit Corporation, Gloria Ma, Paul W. Pendorf, William A. Timmerman and Steven Georgiev (the "Exit Agreement"). This letter confirms my agreement to be bound by the Exit Agreement whether or not it is executed and delivered by all of the parties thereto.


Very truly yours,


/s/ PAUL W. PENDORF
- -------------------------
    Paul W. Pendorf

                        CERTIFICATE OF SATISFACTION WITH
                         AFFIDAVIT OF LOST NOTE ATTACHED


PLACE OF RECORD:        Clerk's Office of the Circuit Court of the City of
                        Chesapeake

DATE OF DEED OF TRUST:  July 29, 1991

DEED BOOK:              2681    Page: 76

FACE AMOUNT SECURED:    $125,000.00

NAMES OF GRANTORS:      Paul W. Pendorf and Sandra S. Pendorf

BRIEF DESCRIPTION OF
PROPERTY:               Lots 19 and 20, Plat of Subdivision of Poplar Hill,
                        Western Branch Borough, Chesapeake, Virginia.
                        Map Book 44, Page 33

MAKER OF NOTE:          Paul W. Pendorf

DATE OF NOTE:           December 11, 1990

FACE AMOUNT OF NOTE:    $125,000.00


        I, holder of the above-mentioned note secured by the above-mentioned Deed of Trust, do hereby certify that the same has been paid in full. Said note cannot be produced before the Clerk as set forth in the attached Affidavit.

        Given under my hand this _____ day of March, 1995.



                                              ---------------------------------
                                                   Noteholder:  Gloria Ma


STATE OF CALIFORNIA

COUNTY/CITY OF _____________, to-wit:


        Subscribed, sworn to and acknowledged before me by Gloria Ma this _____ day of March, 1995.

        My commission expires:                       .
                               ----------------------



                                              --------------------------------
                                                       Notary Public

STATE OF CALIFORNIA:

CITY/COUNTY OF _______________, to-wit:

        This day personally appeared before me, ____________________, a Notary Public in and for the City/County aforesaid in the State of California, Gloria Ma, who made oath before me in my City/County aforesaid, that she was the note holder, or lien creditor, under a certain deed of trust from Paul A. Pendorf and Sandra S. Pendorf to Raymond H. Strople, dated July 29, 1991, and recorded in the Clerk's Office of the Circuit Court of the City of Chesapeake, in Deed Book 2681, page 76, to secure $125,000.00, and that the debt thereby secured has been paid in full, and that I was when the said lien was paid, authorized and entitled to receive same, and that the said note evidencing the debt secured by said deed of trust, has been cancelled and delivered to the person by whom it was paid, and that the said note holder or lien-creditor being informed that said note has been lost or destroyed and cannot be produced, makes this affidavit so that the deed of trust may be properly released.

        Given under my hand this _______ day of March, 1995.



                                                -------------------------------
                                                     Note holder: Gloria Ma


Subscribed and sworn to before me this _______ day of March, 1995.



                                                -------------------------------
                                                         Notary Public

My commission expires:                        .
                       -----------------------

                          CERTIFICATE OF SATISFACTION
                          ---------------------------


PLACE OF RECORD:        Circuit Court Chesapeake

DATE OF DEED OF TRUST:  July 29, 1991

DEED BOOK:              2681     Page:   76

NAME OF TRUSTEE:        Raymond H. Strople

NAMES OF GRANTORS:      Paul W. Pendorf and Sandra S. Pendorf

BRIEF DESCRIPTION OF
PROPERTY:               Lots 19 and 20, Plat of Subdivision of Poplar Hill,
                        Western Branch Borough, Chesapeake, Virginia.
                        Map Book 44, Page 33

MAKER OF NOTE:          Paul W. Pendorf

DATE OF NOTE:           December 11, 1990

FACE AMOUNT OF NOTE:    $125,000.00


        I, holder of the above-mentioned note to be produced before the Clerk, secured by the above-mentioned Deed of Trust, do hereby certify that the same has been paid in full and the lien therein created and retained is hereby released.

        Given under my hand this _____ day of March, 1995.



                                              ---------------------------------
                                                   Noteholder:  Gloria Ma

STATE OF CALIFORNIA

COUNTY/CITY OF _____________, to-wit:


        Subscribed, sworn to and acknowledged before me by Gloria Ma this _____ day of March, 1995.

        My commission expires:                       .
                               ----------------------



                                              --------------------------------
                                                       Notary Public